FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-4
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-4, on February 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated June 28, 1999, between and among Structured Asset Mortgage Investments Trust, as Issuer, Bankers Trust Company of California, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicers.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.33) February 25, 2003 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   March 18, 2003                  By: /S/Joseph Jurkowski Jr.
                                              Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.33)            February 25, 2003 - Information on
                        Distribution to Certificateholders




              February 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.33
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-4




           Principal Amt.
            Outstanding                                                                             Ending     Cumulative
Certificat    Prior to      Interest    Interest     Principal      Current          Total       Certificate    Realized
  Class     Distribution      Rate     Distributio Distribution   Realized Loss  Distribution      Balance       Losses
      A-1           0.00     7.25000%       0.00           0.00         0.00           0.00            0.00          0.00
      A-2  48,796,359.59     7.25000% 294,811.34     2973074.97         0.00   3,267,886.31   45,823,284.62          0.00
      A-3           0.00     7.25000%       0.00           0.00         0.00           0.00            0.00          0.00
      A-4   7,486,158.59     7.25000%  45,228.87     861,318.02         0.00     906,546.89    6,624,840.57          0.00
      A-5   2,234,638.00     7.25000%  13,500.94           0.00         0.00      13,500.94    2,234,638.00          0.00
      A-6   1,000,000.00     7.25000%   6,041.67           0.00         0.00       6,041.67    1,000,000.00          0.00
      A-7     906,000.00     7.25000%   5,473.75     104,000.00         0.00     109,473.75      802,000.00          0.00
        P     179,592.24     7.25000%          0      38,710.76         0.00      38,710.76      140,881.48          7.75
      X-1           0.00     0.00000%  29,546.01           0.00         0.00      29,546.01            0.00          0.00
      X-2           0.00     0.96376%  34,158.00           0.00         0.00      34,158.00            0.00          0.00
      B-1  10,065,434.20     0.98173%  60,812.00      10,504.05         0.00      71,316.05   10,054,930.15          0.00
      B-2   4,263,094.82     7.25000%  25,756.20       4,448.86         0.00      30,205.06    4,258,645.96          0.00
      B-3   2,486,716.87     7.25000%  15,023.91       2,595.08         0.00      17,618.99    2,484,121.79          0.00
      B-4   1,122,202.62     7.25000%   6,779.97       1,171.10    76,492.00       7,951.07    1,044,539.52    375,490.63
      B-5           0.00     7.25000%       0.00           0.00         0.00           0.00            0.00    953,719.09
      B-6           0.00     7.25000%       0.00           0.00         0.00           0.00            0.00  1,207,030.26
        R           0.00     7.25000%    4358.96           0.00         0.00       4,358.96            0.00          0.00

    Total  78,540,196.93              541,491.62   3,995,822.84    76,492.00   4,537,314.46   74,467,882.09  2,536,247.73



